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                                                                    EXHIBIT 99.2

                            CONFIDENTIAL AND PRIVATE

            CHIQUITA BRANDS, INC. AND CHIQUITA INTERNATIONAL LIMITED


                    SUMMARY OF PROPOSED TERMS AND CONDITIONS
                        SENIOR SECURED CREDIT FACILITIES

                                JANUARY 15, 2001

         I. FACILITIES: $85,000,000 of senior secured credit facilities comprising three credit facilities (each a "Facility" and together the "Facilities") allocated as follows;



         ALLOCATIONS:            1. $35,000,000 Formula Accounts Receivable
                                    Revolver to be provided by Fleet Capital
                                    Corporation ("FCC") as Agent and Lender.

                                 2. $25,000,000 Term Loan to be provided by
                                    Fleet National Bank ("Fleet").

                                 3. $25,000,000 Tranche B Term Loan to be
                                    provided by Back Bay Capital Funding, LLC
                                    ("Back Bay"). (together referred to as the "Lenders")

         CO-BORROWERS:           1. Chiquita Brands, Inc. ("Chiquita Brands")
                                    and Chiquita International Limited ("CIL").

                                 2. Chiquita International Limited and Compania
                                    Bananera Atlantica Limitada and certain of its Costa Rican affiliates.


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JANUARY 15, 2001

                                 3. Chiquita International Limited and
                                    Compania Bananera Atlantica Limitada and certain of its Costa Rican affiliates. (together referred to as the "Borrowers")

         MATURITY:               The Facilities will mature on July 31, 2002.

         ADMINISTRATIVE AND
         COLLATERAL AGENT:       Fleet Capital Corporation ("FCC" or "Agent").

         PARTICIPANTS:           A group of lending institutions acceptable to
                                 FCC and Fleet. With respect to the Tranche B
                                 Term Loan, a group of lending institutions acceptable to Back Bay.

         PURPOSE: To provide funds to Chiquita Brands, CIL and the Borrower Group to (i) fund working capital needs, and (ii) fund capital expenditures.

II.      FORMULA ACCOUNTS RECEIVABLE REVOLVER FACILITY ("REVOLVER")

         AMOUNT:                 $35,000,000

        CO-BORROWERS:            Chiquita Brands and CIL

        GUARANTORS:              Unlimited secured guarantees from the companies
        DOMESTIC (SECURED)       listed below:

                                 -        Chiquita Brands Company, North America
                                 -        Chiquita International Trading Company
                                 -        American Produce Company
                                 -        Progressive Produce Corporation
                                 -        Chiriqui Land Company
                                 -        Compania Frutera de Sevilla
                                 -        Maritrop Trading Corporation
                                 - All other U.S. subsidiaries owned by the Borrower Group, other than the Excluded Subsidiaries.

                                 Limited secured guarantees from the companies listed below:

        INTERNATIONAL (SECURED)  -        Chiquita Banana Company, B.V.
                                 -        Chiquita (Canada) Inc.
                                 -        Chiquita Far East Holdings, B.V.
                                 -        Chiquita Fresh B.V.B.A




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JANUARY 15, 2001

                                 -        Chiquita Frupac B.V.
                                 -        Chiquita Tropical Fruit Company B.V.
                                 -        B.V. v/h Bruigom en Visser
                                 -        E.C. van Eeuwijk Bananen B.V.
                                 -        International Banana Ripening Company
                                          N.V.
                                 -        M.M. Holding Ltd.
                                 -        Processed Fruit Ingredients B.V.
                                 -        Spiers N.V.
                                 -        Ter Wal Bananen B.V.

                                 The above listed guarantors together are referred to as the "Revolver Secured Guarantors" and as appropriate the "Domestic" or "International Revolver Secured Guarantors".

                                 Limited unsecured guarantee from the company listed below:

        INTERNATIONAL (UNSECURED)-         Chiquita Italia, S.p.a.

                                 The guarantees from the International Revolver Secured Guarantors and Chiquita Italia will be limited to an amount to be determined and such limits will be established on a commercially reasonable basis in relation to the support and, including but not limited to, the amount of trade financing provided by CIL. Such guarantees are expected to equal at least $40,000,000 in the aggregate. These limited guarantees will be acceptable to the Agent in form, substance and amount.

         COLLATERAL:             PRIMARY REVOLVER COLLATERAL

                                 -      Perfected first-priority security
                                        interests in all assets, both tangible
                                        and intangible, excluding real property
                                        interests, of Chiquita Brands, CIL and
                                        the Domestic Revolver Secured
                                        Guarantors. Such collateral will include trade names, trademarks and license rights, including the "Chiquita" brand name, as well as all intercompany notes and debt claims. A materiality standard will be employed regarding perfection of security interests and filings to be established by the Lenders in order to avoid documentation and legal expenses in those jurisdictions where value of the assets available as collateral does not meet an agreed materiality standard. A negative pledge on assets not taken as collateral will be required.



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JANUARY 15, 2001

                                 - Pledge of 100% of the capital stock of CIL and the Domestic Revolver Secured Guarantors.
                                 -      Perfected first-priority security
                                        interests in all assets, both tangible
                                        and intangible, excluding real property
                                        interests, of the International Revolver
                                        Secured Guarantors to the maximum extent permitted by applicable country laws. The Borrowers will agree to assist the Agent in filing supplemental collateral documents at least on a bi-weekly basis (or more often as determined by the Agent) in order to maintain collateral perfection. A materiality standard will be employed regarding perfection of security interests and filings to be established by the Lenders in order to avoid documentation and legal expenses in those jurisdictions where value of the assets available as collateral does not meet an agreed materiality standard. A negative pledge on assets not taken as collateral will be required.
                                 - Pledge of 100% of the capital stock of the International Revolver Secured Guarantors.

                                 SECONDARY REVOLVER COLLATERAL:

                                 - Cross-collateralized by the collateral securing the Tranche B Term Loan (as defined in Section IV); however, the Revolver lenders will have a second-priority claim on proceeds from the sale of this collateral.
                                 - Cross-collateralized by the collateral securing the Term Loan (as defined in Section III); however, the Revolver and Tranche B Term Loan lenders will have a pari-passu second-priority claim on proceeds from the sale of this collateral.
                                 - Negative pledge on the capital stock and assets (subject to pre-existing liens and other liens permitted herein) of the Chiquita Fresh European Group subsidiaries that are not International Revolver Secured Guarantors and the Chiquita Fresh Latin American Group (see definitions). Chiquita Brands will not allow the Chiquita Fresh European Group subsidiaries that are not International Revolver Secured Guarantors and the Chiquita Fresh Latin American Group to enter into other agreements that will prohibit the Lenders from obtaining collateral from these companies (subject to other debt and liens permitted herein).




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         USAGE:                         For revolving advances and for the
                                        issuance of letters of credit subject to a sub-limit of up to $5,000,000.

         AVAILABILITY:                  Limited to the lesser of $35,000,000
                                        ($30,000,000 against the Domestic
                                        Borrowing Base Amount and $5,000,000
                                        against the International Borrowing Base
                                        Amount once all international collateral is perfected) or the most recently calculated Revolver Borrowing Base
                                        Amount as updated by the Borrowers for
                                        each successive two-week period, and
                                        subject to the Revolver Minimum Excess
                                        Availability requirements as defined in
                                        the Financial Covenant section below.

         REVOLVER BORROWING BASE:       The Revolver Borrowing Base Amount will
                                        equal the sum of (i) the Domestic
                                        Borrowing Base Amount, plus (ii) the
                                        International Borrowing Base Amount,
                                        less (iii) any applicable reserves (e.g.
                                        reserves for potential PACA claims and
                                        other reserves that the Agent in its
                                        reasonable discretion deems
                                        appropriate). The Domestic Borrowing
                                        Base Amount will equal the product of
                                        the Domestic Account Receivable Advance
                                        Rate multiplied by the Eligible Domestic
                                        Accounts Receivable Amount. The
                                        International Borrowing Base Amount will equal the product of the International
                                        Account Receivable Advance Rate
                                        multiplied by the Eligible International
                                        Accounts Receivable Amount. The Domestic
                                        Accounts Receivable Advance Rate will be initially set at 85%, except the advance rates against the Packaged Foods receivables and the Processed Foods receivables will be initially set at 70% and 75%, respectively. The International
                                        Accounts Receivable Advance Rate will be initially set at 75%. FCC, as Collateral
                                        Agent, reserves the right to adjust
                                        advance rates and/or eligibility
                                        criteria from time to time in its
                                        reasonable discretion.

         PRICING: The Applicable Margins and Commitment Fees for the Revolver are as follows:




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                                          Adj. Base    LIBOR     Commitment
                                            Rate       Rate         Fee
                                            ----       ----         ---
                                           1.50%       3.50%        .50%

         LETTER OF CREDIT FEES:         Fees payable pro rata to the lenders at
                                        a rate per annum equal to the Applicable
                                        Margin for LIBOR Rate loans, as
                                        determined by the pricing grid, times
                                        the face amount of each letter of
                                        credit, payable in advance; plus a
                                        fronting fee of .125% per annum payable
                                        to the Agent on the face amount of each
                                        issued letter of credit.

         DEFAULT RATE:                  2.00% over the rate otherwise in effect.

         UNDERWRITING FEES:             2.50% payable at closing.

         ARRANGEMENT FEE:               $100,000 payable at closing.

         ANNUAL AGENT FEE:              $35,000 per annum payable at closing and
                                        annually thereafter on each anniversary
                                        date of closing.

         PREPAYMENTS:                   Loans may be prepaid at any time without
                                        penalty, subject to funding breakage
                                        costs on LIBOR loans if such prepayment
                                        occurs other than at the end of an
                                        interest period. Prepayments may be
                                        reborrowed subject to compliance with
                                        applicable conditions. A prepayment
                                        penalty of 2% and 1% (based on average
                                        loans outstanding during the 12 months
                                        prior to such prepayment) will be
                                        required during years 1 and 2,
                                        respectively, on voluntary Revolver
                                        commitment reductions. If prepayment
                                        occurs from the proceeds of a new
                                        facility provided, in whole or in part,
                                        by Fleet or its affiliates, then such
                                        prepayment penalty will not be required.

         OTHER CONDITIONS:              See Section V below.

III.     TERM LOAN FACILITY ("TERM LOAN")

         AMOUNT:                        $25,000,000




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        CO-BORROWERS:                   CIL and Compania Bananera Atlantica
                                        Limitada and certain of its Costa Rican
                                        affiliates.

        GUARANTORS:                     -    Chiquita Brands, Inc.

                                        -    Chiquita Far East Holdings, B.V.

                                        -    M.M. Holding Ltd.

                                        -    Revolver Secured Guarantors (as
                                             defined in Section II).

        COLLATERAL:                     -    Pledge of 100% of the capital stock
                                             of M.M. Holding Ltd. and its 50%
                                             ownership interest in Mundimar,
                                             Ltd. (subject to M.M. Holding's
                                             rights in and to the Mundimar, Ltd.
                                             equity interests as defined in the
                                             Joint Venture Agreement with
                                             Andulsia, S.A.).

                                        -    Pledge of 100% of the capital
                                             stock of Chiquita Far East
                                             Holdings which will at all times
                                             own all of the capital stock of
                                             Chiquita Brands South Pacific
                                             which is under the control of
                                             Chiquita Brands. Chiquita Far
                                             East Holdings will execute a
                                             direct pledge of the Chiquita
                                             Brands South Pacific shares.

                                        -    Cross-collateralized by the
                                             collateral securing the Revolver
                                             and the Tranche B Term Loan (as
                                             defined in Sections II and IV);
                                             however, the Term Loan lenders
                                             will have a junior-priority
                                             claim on proceeds from the sale
                                             of this collateral.

         PRICING:                       Same as the Revolver (as defined in
                                        Section II).

         CLOSING FEES:                  1.5% payable at closing.

         AMORTIZATION:                  None required.

         PREPAYMENTS:                   Allowed at any time without penalty,
                                        subject to funding breakage costs on
                                        LIBOR loans if such prepayment occurs
                                        other than at the end of an interest
                                        period. Prepayments may not be
                                        reborrowed.

         OTHER CONDITIONS:              See Section V below.


IV.      TRANCHE B TERM LOAN FACILITY ("TRANCHE B TERM LOAN")

         AMOUNT:                        $25,000,000




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         CO-BORROWERS:                  CIL and Compania Bananera Atlantica
                                        Limitada and certain of its Costa
                                        Rican affiliates.

         GUARANTORS:                    -    Chiquita Brands, Inc.
                                        -    Revolver Secured Guarantors (as
                                             defined in Section II).
        COLLATERAL:                     -    Pledge of 100% of the equity
                                             interests of Friday
                                             Holdings, L.L.C. and
                                             Chiquita Processed Foods, LLC.
                                        -    Perfected first-priority
                                             security interests in all
                                             assets, both tangible and
                                             intangible, excluding real
                                             property interests, of Friday
                                             Holdings, L.L.C.

                                        -    Pledge of 100% of the capital stock
                                             of the Great White Fleet.
                                        -    Cross-collateralized by the
                                             collateral securing the Revolver
                                             (as defined in Section II);
                                             however, the Tranche B Term Loan
                                             lenders will have a second-priority
                                             claim on proceeds from the sale of
                                             this collateral.

                                        -    Cross-collateralized by the
                                             collateral securing the Term
                                             Loan (as defined in Section
                                             III); however, the Revolver and
                                             Tranche B Term Loan lenders will
                                             have a pari-passu
                                             second-priority claim on
                                             proceeds from the sale of this
                                             collateral.

         PRICING: 13.75% cash interest during year one, payable monthly. The cash interest rate will be adjusted each quarter thereafter and will equal the greater of (i) Fleet's Base Rate + 4.25%, or
                                        (ii) 13.75%. In addition, 3.50% per
                                        annum accruing, to be added to the
                                        principal balance of the Tranche B
                                        Term Loan on the first day of each
                                        calendar quarter, and payable at
                                        maturity.

         DEFAULT RATE:                  3.0% over the rate otherwise in effect.

         CLOSING/COMMITMENT FEES:       3.75% at closing and 1.60% of the
                                        Tranche B Term Loan balance outstanding
                                        on the first anniversary of closing.

         ANNUAL AGENT FEE:              $35,000 payable at closing and annually
                                        thereafter on each anniversary date of
                                        closing.

         AMORTIZATION:                  None required.

         PREPAYMENT PENALTY:            Year 1: 2.0% of the principal amount
                                        prepaid Thereafter:  None




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                                        Penalties will not be required on
                                        Mandatory Prepayments that are
                                        required to be applied to the Tranche
                                        B Term Loan as outlined herein.

         OTHER CONDITIONS:              See Section V below.

V.       OTHER CONDITIONS

         INTEREST RATES:                With respect to the Revolver and the
                                        Term Loan, the Borrowers, at their
                                        option, may elect to borrow at either I) the Adjusted Base Rate plus the Applicable Margin or ii) the LIBOR Rate plus the Applicable Margin as defined in
                                        Section II above. Adjusted Base Rate
                                        will be the higher of a) the Agent's
                                        Base Rate or b) the Overnight Federal
                                        Funds Rate plus .50%. LIBOR Rates
                                        (adjusted for reserves) will be
                                        available for 1, 2, or 3 month periods
                                        of time. Interest on Adjusted Base Rate
                                        loans will be payable at the end of each calendar quarter and be based on a 365 day year (and if applicable, 366 days).
                                        Interest on LIBOR Rate loans will be
                                        payable at the end of each relevant
                                        interest period, but in any event at the end of every 90 days, and be based on a 360 day year.

         FIELD EXAMS:                   FCC field exams will be conducted on an
                                        ongoing basis at regular intervals (not
                                        less than three times annually and
                                        subject to greater frequency at FCC
                                        discretion) to ensure the adequacy of
                                        receivable collateral and related
                                        reporting and control systems.

         CASH DOMINION:                 The Borrowers will establish Dominion
                                        accounts (accounts for benefit of FCC as Agent for the lenders) to receive all collections of accounts receivable pledged as collateral. It is anticipated that appropriate Dominion accounts would be established for each legal entity included among Chiquita Brands, CIL and the Revolver Secured Guarantors
                                        (Dominion accounts for the International
                                        Revolver Secured Guarantors will be
                                        completed by 3/15/01). The Agent will
                                        endeavor to limit the incremental cost
                                        of these accounts whenever possible.




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         COLLATERAL
         APPRAISALS AND
         BORROWER INFORMATION:          Prior to closing, the Lenders will have
                                        obtained an independent appraisal of the fair market value of (i) the "Chiquita" trade names and trademarks, and (ii) the equity interests of Chiquita Processed
                                        Foods, LLC. Furthermore, Chiquita Brands will provide Fleet with information, whether from internal or public sources, useful to estimate the fair market value of Chiquita Brand's equity interests in Chiquita Brands South Pacific, Great
                                        White Fleet, and M.M. Holding Ltd.
                                        (Grupo Jaremar).

         MANDATORY PREPAYMENTS:         The Borrower Group will prepay the
                                        Facilities from proceeds of the
                                        following:

                                        EXCESS CASH FLOW:
                                        50% of Excess Cash Flow. Payments will
                                        be based on fiscal year-end Borrower
                                        Group financial statements and will be
                                        due 120 days after each year-end, with
                                        the first payment, if any, due by April
                                        30, 2002.

                                        ASSET SALE PROCEEDS:
                                        100% of asset sale proceeds (including
                                        proceeds from the sale of equity
                                        interests of any Borrower Group
                                        subsidiary) in excess of $2,500,000 on
                                        an annual basis if such proceeds are not
                                        (a) used to repay Indebtedness secured
                                        by the assets of the respective Borrower
                                        Group subsidiary that sold such assets,
                                        and/or (b) so long as no Material
                                        Defaults are continuing, reinvested
                                        within 6 months in equipment or
                                        businesses related to those conducted by the Borrower Group. Notwithstanding the foregoing, assets sold in the ordinary course of business (inventory) will be excluded from this provision.

                                        EQUITY PROCEEDS:
                                        100% of the proceeds from any equity
                                        offerings received by Chiquita Brands,
                                        excluding, however, equity contributions received from CBII.

                                        DEBT ISSUANCE PROCEEDS:
                                        100% of proceeds of Indebtedness in
                                        excess of $20,000,000 received by CBII.
                                        Notwithstanding the foregoing, a
                                        mandatory prepayment will not



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                                        be required if CBII issues Indebtedness
                                        to refinance Indebtedness of CBII
                                        existing at the closing, so long as such Indebtedness (i) is non-recourse to the Borrower Group, (ii) has a maturity date that is at least one year after the maturity date of the Facilities, and
                                        (iii) has other terms and conditions
                                        that are acceptable to the Agent (such
                                        approval will not be unreasonably
                                        withheld).

                                        Mandatory prepayments from Excess Cash
                                        Flow and Asset Sale Proceeds will be
                                        applied to the Facilities as follows:
                                        (i) one-third will be applied to reduce
                                        loans outstanding under the Revolver but not the Revolver commitment, (ii) one-third will be applied to reduce loans outstanding under the Term Loan (pro rata across all scheduled amortization payments) and reduce the Term Loan commitment, and (iii) one-third will be applied to reduce loans outstanding under the Tranche B Term Loan and reduce the Tranche B Term Loan commitment. If any of the Facilities are repaid, then mandatory prepayments will be applied to the remaining Facilities on an equal basis.

                                        Mandatory prepayments from Equity
                                        Proceeds and Debt Issuance Proceeds will be applied to the Facilities as follows:
                                        (i) one-half will be applied to reduce
                                        loans outstanding under the Revolver but not the Revolver commitment, (ii) one-half will be applied to reduce loans outstanding under the Term Loan (pro rata across all scheduled amortization payments) and reduce the Term Loan commitment.

                                        Notwithstanding the foregoing, proceeds
                                        from the sale of collateral will be
                                        applied to the respective Facilities as
                                        outlined and required by the collateral
                                        priority rights described in Sections
                                        II, III, and IV.

         FINANCIAL COVENANTS:           Covenants would selectively address the
                                        financial condition and performance of
                                        (i) the Borrower Group, and (ii) CBII on a consolidated basis as


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JANUARY 15, 2001


                                        follows. All covenants will be
                                        calculated and based on GAAP as of
                                        12/31/00.

                                        BORROWER GROUP:
                                        -   Minimum EBITDA:
                                            Three-month period ending 3/31/01:
                                                     $50,000,000
                                            Six-month period ending 6/30/01:
                                                     $90,000,000
                                            Nine-month period ending 9/30/01:
                                                     $90,000,000
                                            Twelve-month period ending 12/31/01:
                                                     $77,000,000
                                            Trailing Twelve-Month Periods Ending
                                            3/31/02 and 6/30/02:
                                                     $77,000,000

                                        -   Minimum Fixed Charge Coverage Ratio:
                                            Three-month period ending 3/31/01:
                                                        2.00x
                                            Six-month period ending 6/30/01:
                                                        2.00x
                                            Nine-month period ending 9/30/01:
                                                        1.60x
                                            Twelve-month period ending 12/31/01:
                                                        1.20x
                                            Trailing Twelve-Month Periods Ending
                                                 3/31/02 and 6/30/02:
                                                     1.20x

                                        -    Minimum Liquidity
                                             i) Revolver Minimum Excess
                                             Availability During Each Fiscal
                                             Year:
                                               1/1 to 2/28      $10,000,000
                                               3/1 to 5/31      $ 5,000,000
                                               6/1 to 12/31     $15,000,000

                                             ii) CBII on a consolidated basis
                                             will maintain cash and short-term
                                             investments of at least
                                             $50,000,000 at all times.

                                        -    Minimum Net Worth:
                                             $950,000,000 at all times, plus
                                             intercompany debt that is converted
                                             into equity.




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JANUARY 15, 2001


                                        -    Maximum Capital Expenditures:
                                             Consolidated capital expenditures
                                             of the Borrower Group shall not
                                             exceed $18,000,000 in fiscal year
                                             2001 and $30,000,000 in fiscal
                                             year 2002, provided, however,
                                             capital expenditures funded out
                                             of proceeds from the following
                                             sources will be excluded from
                                             this limitation: (i) Asset Sale
                                             Proceeds, Equity Proceeds, and
                                             Debt Issuance Proceeds not
                                             required to prepay the Facilities
                                             as outlined by the Mandatory
                                             Prepayment provisions, (ii)
                                             proceeds from Sale and Leaseback
                                             Transactions permitted hereby,
                                             and (iii) insurance claims and
                                             refunds.

                                        Events of default will also include
                                        defaults tied to continuing compliance
                                        by CBII of the following financial
                                        covenants:

                                        CBII CONSOLIDATED BASIS:
                                        -   Minimum Interest Coverage Ratio:
                                            Three-month period ending 3/31/01:
                                                        1.50x
                                            Six-month period ending 6/30/01:
                                                        1.50x
                                            Nine-month period ending 9/30/01:
                                                        1.25x
                                            Twelve-month period ending 12/31/01:
                                                        1.20x
                                            Trailing Twelve-Month Periods Ending
                                                3/31/02 and 6/30/02:
                                                1.20x

                                        -   Minimum Net Worth:
                                            $500,000,000 at the end of each
                                            quarter.

         NEGATIVE COVENANTS:            LIMITATIONS ON DISTRIBUTIONS:
                                        The Borrower Group will not allow or
                                        permit any Distributions except for
                                        the following:

                                        1) Chiquita Brands will be allowed to
                                        make Permitted Distributions to CBII.
                                        Permitted Distributions will mean cash
                                        distributions by Chiquita Brands to CBII for the payment of (i) corporate overhead (maximum annual amount to be determined), (ii) tax payments, but only to the extent CBII is required to make cash tax payments to governmental authorities, (iii) repurchase of capital stock, but only as required by the terms of employee benefit plans (maximum annual amount



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JANUARY 15, 2001

                                        to be determined), (iv) payment of
                                        interest on Indebtedness owed by CBII,
                                        such interest not to exceed $92,000,000
                                        per annum. Notwithstanding the
                                        foregoing, if a Material Default exists
                                        before or after the making of a
                                        Permitted Distribution, then the
                                        Borrower Group will be allowed to make
                                        Permitted Distributions only for items
                                        (i) and (iii) above.
                                        2) Chiquita Brands, CIL and the Revolver
                                        Secured Guarantors will not be allowed
                                        to make Distributions to Borrower Group
                                        subsidiaries (Distributions between
                                        Chiquita Brands, CIL and the Revolver
                                        Secured Guarantors will be allowed) or
                                        Non-Borrower Group subsidiaries, other
                                        than in the ordinary course of business.
                                        3) The Borrower Group will not be
                                        allowed to make Distributions to the
                                        Non-Borrower Group other than in the
                                        ordinary course of business.

                                        LIMITATIONS ON INDEBTEDNESS:
                                        1) The Borrower Group will not incur,
                                        assume, or guarantee the payment of any
                                        Indebtedness except Indebtedness to the
                                        Lenders under the Facilities.
                                        Notwithstanding the foregoing, the
                                        following Indebtedness may be incurred:

                                             i) The Chiquita Fresh European
                                                Group's total Indebtedness
                                                outstanding, at any time,
                                                will not exceed $20,000,000 in
                                                the aggregate.

                                             ii)The Chiquita Fresh Latin
                                                American Group's total
                                                Indebtedness outstanding, at
                                                any time, will not exceed
                                                $40,000,000 in the aggregate.

                                            iii)Purchase money Indebtedness
                                                (including mortgages,
                                                conditional sales contracts,
                                                capitalized leases or other
                                                deferred

JANUARY 15, 2001


                                                purchase price arrangements) in
                                                an aggregate amount equal to
                                                $10,000,000.

                                            iv) Chiquita Frupac Inc.'s
                                                $18,000,000 credit facility
                                                and other Indebtedness
                                                outstanding at the closing
                                                (Borrowers will provide a
                                                schedule of such other
                                                Indebtedness at closing).

                                        Notwithstanding the foregoing, the
                                        aggregate amount of Indebtedness
                                        outstanding under sections i), ii) and
                                        iii) above, will not exceed
                                        $60,000,000.
                                        2) Great White Fleet will not incur
                                        any Indebtedness unless such
                                        Indebtedness is non-recourse to the
                                        Borrower Group and is permitted by the
                                        terms of Great White Fleet's senior
                                        secured credit facilities (or any
                                        successor facilities). Notwithstanding
                                        the foregoing, the Great White Fleet's
                                        total Indebtedness outstanding, at any
                                        time, will not exceed $250,000,000 in
                                        the aggregate.
                                        3) Chiquita Processed Foods will not
                                        incur any Indebtedness unless such
                                        Indebtedness is non-recourse to the
                                        Borrower Group and is permitted by the
                                        terms of Chiquita Processed Foods'
                                        $200,000,000 senior secured credit
                                        facilities (or any successor
                                        facilities). Notwithstanding the
                                        foregoing, Chiquita Processed Foods'
                                        total Indebtedness outstanding, at any
                                        time, will not exceed the sum of (i)
                                        Indebtedness allowed under the
                                        $200,000,000 senior secured credit
                                        facilities less mandatory prepayments
                                        made, plus (ii) existing Industrial
                                        Revenue Bond Indebtedness, plus (iii)
                                        $30,000,000 (which will include all
                                        intercompany obligations owing to CBII
                                        and any of its subsidiaries).

                                        LIMITATIONS ON LIENS:
                                        The Borrower Group will not allow or
                                        permit to exist any Liens except for the following;

                                        1)  Liens securing the Facilities.
                                        2)  Liens to secure Indebtedness of the
                                            Borrower Group (including the
                                            Chiquita Fresh

JANUARY 15, 2001

                                            European Group, the Chiquita Fresh
                                            Latin American Group and Chiquita
                                            Frupac, Inc.) permitted herein,
                                            including Liens existing at the
                                            closing.
                                        3)  Purchase money liens (including
                                            mortgages, conditional sales
                                            contracts, capitalized leases or
                                            other deferred purchase price
                                            arrangements) on property of the
                                            Borrower Group so long as such
                                            Indebtedness secured by each such
                                            Lien does not exceed the cost of the
                                            property related thereto
                                            and does not, at any time, exceed an
                                            amount equal to $10,000,000.
                                        4)  Liens on property of the Borrower
                                            Group for taxes, easements, deposits
                                            for workers compensation, judgements
                                            which are being contested in good
                                            faith, performance bonds, mechanics
                                            or other like Liens arising in the
                                            ordinary course of business.
                                        5)  Liens to secure Indebtedness of
                                            Great White Fleet, Chiquita
                                            Processed Foods and Chiquita Frupac
                                            Inc. permitted herein.

                                        LIMITATIONS ON ACQUISITIONS AND
                                        INVESTMENTS:
                                        The Borrower Group will not allow or
                                        permit any acquisitions or Investments
                                        except for the following:
                                        1) Chiquita Brands, CIL and the Revolver
                                        Secured Guarantors will not be allowed
                                        to make Investments in Borrower Group
                                        subsidiaries (Investments between
                                        Chiquita Brands, CIL and the Revolver
                                        Secured Guarantors will be allowed) or
                                        Non-Borrower Group subsidiaries, other
                                        than in the ordinary course of business.
                                        2) The Borrower Group will not make any
                                        Investments in an entity which does not
                                        become a subsidiary of the Borrower
                                        Group, other than Investments which do
                                        not exceed $5,000,000, on a cumulative
                                        basis over the life of the Facilities,
                                        plus cash income, dividends or
                                        distributions actually received from
                                        such Investments. Notwithstanding the
                                        foregoing, advances made to independent
                                        growers in the ordinary course of
                                        business will be allowed.

JANUARY 15, 2001

                                        LIMITATIONS ON AFFILIATE TRANSACTIONS:
                                        The Borrower Group will not effect a
                                        transaction with any affiliate (other
                                        than a Borrower Group subsidiary) unless such transaction is on terms taken as a whole that are no less favorable than if such transaction had been completed with a non-affiliate under similar circumstances.

                                        LIMITATIONS ON MERGERS, CONSOLIDATIONS,
                                        AND ASSET SALES:
                                        The Borrower Group will not become party to any merger or consolidation or sell, lease or otherwise dispose of, its assets except for the following;

                                        1) Chiquita Brands and CIL will not
                                        become party to any merger or
                                        consolidation.
                                        2) Any Borrower Group subsidiary (other
                                        than Chiquita Brands and CIL) may merge
                                        or consolidate with, or may sell, lease
                                        or otherwise dispose of any of its
                                        assets to, any other Borrower Group
                                        subsidiary, except that (i) a Revolver
                                        Secured Guarantor may not merge or
                                        consolidate with a Chiquita Fresh Latin
                                        American Group subsidiary unless the
                                        Revolver Secured Guarantor is the
                                        surviving entity, (ii) a Chiquita Fresh
                                        European Group subsidiary may not merge
                                        or consolidate with a Chiquita Fresh
                                        Latin American Group subsidiary unless
                                        the Chiquita Fresh European Group
                                        subsidiary is the surviving entity,
                                        (iii) Friday Holdings may be merged into Chiquita Brands, and (iv) Chiquita Brands, CIL and a Revolver Secured Guarantor may not sell or lease its assets to a Chiquita Fresh Latin American Group subsidiary, other than in the ordinary course of business (Chiquita Brands will be allowed to sell and/or contribute the capital stock of Keelings (Fruit) Limited to Chiquita Banana Company, B.V.).
                                        3) Any Borrower Group subsidiary (other
                                        than Chiquita Brands and CIL) may merge
                                        or consolidate with any Non-Borrower
                                        Group subsidiary (excluding the Great
                                        White Fleet and Chiquita Processed Foods and their subsidiaries) so long as the Borrower Group subsidiary is the surviving entity and, in the case of merger

JANUARY 15, 2001


                                        involving a Revolver Secured Guarantor,
                                        the lenders receive such Non-Borrower
                                        Group subsidiary's assets as collateral
                                        to secure the Facilities.
                                        4) The Borrower Group may sell inventory and other assets in the ordinary course of business or assets that are no longer needed or useful to the operations of the Borrower Group, provided, however, that (i) at least 75% of the consideration received must be in the form of cash and equivalents, excluding the sale of "tropical farms" and related assets so long as such sales do not exceed $10,000,000 in the aggregate over the life of the Facilities, (ii) assets sold on a cumulative basis over the life of the Facilities will not have contributed EBITDA, over the period of four fiscal quarters prior to such sale, exceeding 5.0% of the consolidated EBITDA of the Borrower Group for the year-ended December 31, 2000, and (iii) the Borrowers are able to demonstrate pro forma covenant compliance (i.e. compliance with financial covenants as if the sale had actually occurred four-quarters prior to such sale). Notwithstanding the foregoing, the sale of M.M. Holding and/or Mundimar, Ltd. will be excluded from this limitation.
                                        5) The Borrower Group will not sell any
                                        assets with an aggregate fair market
                                        value of $5,000,000 or more, on a
                                        cumulative basis over the life of the
                                        Facilities, with the intention of taking back a lease of such assets (a "Sale and Leaseback Transaction"). Notwithstanding the foregoing, the Borrower Group will be allowed to complete Sale and Leaseback Transactions of up to $25,000,000, on a cumulative basis over the life of the Facilities, on containers and other similar equipment and assets. This $25,000,000 limitation will exclude Sale and Leaseback Transactions completed within 3 months after the Borrower Group has acquired title to such containers and other similar equipment and assets.
                                        6) Chiquita Brands, CIL, or any other
                                        Borrower Group subsidiary will be
                                        allowed to convert into a limited
                                        liability company so long as the Agent

JANUARY 15, 2001


                                        receives all appropriate documentation
                                        (including, if applicable, collateral
                                        documentation in form and substance
                                        acceptable to the Agent).

                                        CHANGE OF CONTROL:
                                        1) A default will occur if any person,
                                        other than American Financial Group,
                                        Inc. ("AFG") and its affiliates, owns
                                        more than 30% of the total voting shares of CBII then outstanding provided that AFG and its affiliates own a lesser percentage of the voting shares than such other person and AFG does not have the right by voting power to elect or designate for election a majority of the board of directors.
                                        2) CBII will at all times own, directly
                                        or indirectly, 100% of Chiquita Brands.
                                        3) Chiquita Brands will at all times
                                        directly or indirectly own the Domestic
                                        Revolver Secured Guarantors and Friday
                                        Holdings, LLC or Chiquita Processed
                                        Foods, LLC.
                                        4) Chiquita International Trading
                                        Company will at all times own, directly
                                        or indirectly, CIL, the Chiquita Fresh
                                        European Group subsidiaries and the
                                        Chiquita Fresh Latin American Group
                                        subsidiaries.

         REPRESENTATIONS AND            1. Usual and customary for transactions
         WARRANTIES:                    of this type, including but not limited
                                        to, the Borrower Group's representation
                                        and warranty that the transactions
                                        contemplated by this Proposed Summary of Terms and Conditions will not violate the permitted indebtedness, permitted lien, and use of proceed provisions of CBII's Senior and Subordinated Note indentures. Also, there will be no defaults under the financing arrangements of the Great White Fleet, Chiquita Processed Foods and Chiquita
                                        Frupac, Inc.
                                        2. Chiquita Brands, CIL and the Chiquita
                                        Fresh Latin American Group subsidiaries
                                        will not make any changes to their
                                        transfer pricing policies, other than
                                        those required by applicable laws, that
                                        would cause a material adverse effect on the Borrowers and the Revolver Secured
                                        Guarantors.

JANUARY 15, 2001

                                        3. Without the consent of the Lenders,
                                        the Borrower Group will not make any
                                        material changes to the pricing/fees
                                        paid to the Great White Fleet for the
                                        transportation of products, except as
                                        required by law.

         EVENTS OF DEFAULT:             Usual and customary for transactions of
                                        this type. Cross-defaulted to any
                                        Indebtedness of CBII's subsidiaries
                                        equal to or in excess of $2,500,000.

         FINANCIAL REPORTING:           Chiquita Brands will provide FCC with
                                        the following:

                                        BI-WEEKLY AND QUARTERLY INFORMATION:
                                        1. Minimum weekly domestic borrowing
                                        base information and minimum bi-weekly
                                        international borrowing base
                                        information, in a format to be
                                        determined, supported by a summary of
                                        accounts receivable aging. FCC, as
                                        Collateral Agent, reserves the right to
                                        require greater frequency of borrowing
                                        base information depending upon Revolver usage.
                                        2. Internally prepared monthly financial statements for certain of the material Borrower Group subsidiaries in a form already generated by Chiquita's internal accounting systems.
                                        3. Internally prepared quarterly
                                        consolidated balance sheet, income
                                        statement, and cash flow statement for
                                        the Borrower Group, due within 90 days
                                        after the end of the quarter.
                                        4. Internally prepared quarterly
                                        consolidating balance sheet, income
                                        statement, and cash flow statement,
                                        which reconciles the Borrower Group to
                                        the Chiquita Brands consolidated
                                        statements, due within 90 days after the end of the quarter (120 days after the quarter ended December 31). The consolidating schedules will separately present the financial condition and results of the Borrower Group (broken down between the
                                        "Marketing/Distribution" group and the
                                        "Tropical Growing" group), Great White
                                        Fleet, Chiquita Processed Foods, Produce
                                        Ventures, and consolidated Chiquita
                                        Brands.

JANUARY 15, 2001

                                        5. Internally prepared quarterly
                                        consolidated balance sheet, income
                                        statement, and cash flow statement for
                                        the Great White Fleet and Chiquita
                                        Processed Foods, in a form as provided
                                        to the lenders of these companies and
                                        due on the same dates due to the lenders of these companies.
                                        6. Quarterly financial covenant
                                        compliance certificates.
                                        7. CBII will furnish CBII's quarterly
                                        consolidated financial statements as
                                        provided to the SEC for public reporting purposes.

                                        ANNUAL INFORMATION
                                        1. Annual audited consolidated balance
                                        sheet, income statement, and cash flow
                                        statement for the Borrower Group, due
                                        within 180 days after year-end.
                                        2. Annual unaudited consolidated and
                                        consolidating balance sheet, income
                                        statement, and cash flow statement,
                                        which reconciles the Borrower Group to
                                        the Chiquita Brands consolidated
                                        statements, due within 120 after
                                        year-end. These statements will be
                                        subject to normal year-end audit
                                        adjustments. The consolidating schedules will separately present the financial condition and results of the Borrower Group (broken down between the "Marketing/Distribution" group and the "Tropical Growing" group), Great White Fleet, Chiquita Processed Foods, Produce Ventures, and consolidated Chiquita Brands.
                                        3. In addition to the audit report,
                                        consolidating balance sheet, income
                                        statement, and cash flow statement,
                                        which reconciles the Borrower Group to
                                        the Chiquita Brands consolidated
                                        statements accompanied by an auditor's
                                        inclusion letter. The consolidating
                                        schedules will separately present the
                                        financial condition and results of the
                                        Borrower Group (broken down between the
                                        "Marketing/Distribution" group and the
                                        "Tropical Growing" group), Great White
                                        Fleet, Chiquita Processed Foods, Produce
                                        Ventures, and consolidated Chiquita
                                        Brands.

JANUARY 15, 2001

                                        4. Annual consolidated balance sheet,
                                        income statement, and cash flow
                                        statement for the Great White Fleet
                                        (unaudited) and Chiquita Processed Foods
                                        (audited), in a form as provided to the
                                        lenders of these companies and due on
                                        the same dates due to the lenders of
                                        these companies.
                                        5. Annual financial covenant compliance
                                        certificates.
                                        6. CBII will furnish CBII's annual
                                        audited consolidated financial
                                        statements as provided to the SEC for
                                        public reporting purposes as well as the annual report provided to shareholders.
                                        7. A forecast for the following year, by month, detailing cash flow, loan usage, and excess availability for the Borrower Group, due by December 31 of the preceding year.
                                        8. A forecast for the following year, by quarter, detailing profit and loss, balance sheet, cash flow, and pro forma covenant compliance for the Borrower Group, due by December 31 of the preceding year.
                                        9. A forecast for the following year, by quarter, detailing profit and loss, balance sheet, cash flow, and pro forma covenant compliance for CBII, due by December 31 of the preceding year.
                                        10. The Agent will reserve the right to
                                        inspect the books and records of the
                                        Borrower Group at any time.

         CONDITIONS PRECEDENT:          Usual and customary in the context of
                                        the proposed transaction, including but
                                        not limited to, the following:

                                        1. SATISFACTORY FINANCIAL PROJECTIONS:
                                        The Borrowers will provide projections,
                                        satisfactory to the Lenders
                                        which demonstrates the Borrower Group's
                                        ability to service the proposed
                                        Facilities and remain in compliance with financial covenants.

                                        2. NO MATERIAL ADVERSE CHANGE/MINIMUM
                                        EBITDA: There will be no material
                                        adverse change in the financial
                                        condition, operations, assets or
                                        prospects of the Borrower Group and

JANUARY 15, 2001

                                        the collateral between the 9/30/00
                                        financial statements and the closing.
                                        The Borrower Group will be required to
                                        maintain a minimum EBITDA level of
                                        $78,000,000 as of 9/30/00.

                                        3. COMPLETION OF DUE DILIGENCE: Due
                                        diligence would include but not be
                                        limited to: (i) receipt of copies of all tax sharing agreements and other written agreements between CBII and its subsidiaries, (ii) detailed schedule of all debt and other claims of CBII against any of its subsidiaries, and
                                        (iii) confirmation from CBII's auditors
                                        that material Borrower Group companies
                                        (i.e. Chiquita Brands, CIL, Chiquita
                                        Banana Company, B.V., and Chiquita
                                        Brands Company, North America) were
                                        included among those entities tested for audit purposes in the fiscal year 1999 audit report.


                                        4. OTHER DOCUMENTATION: Execution and
                                        delivery of such instruments, documents, certificates, legal opinions (both from domestic and Bermuda legal counsel), collateral documents and filings, inter-creditor agreement between the Lenders, and other such documents as may be reasonably requested to effect the closing of the proposed Facilities. Receipt of licenses and good standing certificates with all applicable regulatory agencies indicating satisfactory results as determined by the Lenders in their sole discretion.

                                        5. OTHER INDEBTEDNESS: The following
                                        Indebtedness will be repaid and
                                        terminated prior to or at the closing of the Facilities:

                                        i) CBII's $110,000,000 Revolver with
                                        Fleet National Bank as Agent.
                                        ii) Compania Bananera Atlantica
                                        Limitada's $50,000,000 Term Loan with
                                        Fleet as Agent.

                                        The Borrowers will provide evidence
                                        satisfactory to the Lenders that
                                        Chiquita Frupac Inc's $18,000,000
                                        revolver provided by First Union will be in place at closing and that no events of default will occur under this facility as a result of

JANUARY 15, 2001

                                        the financing arrangements contemplated
                                        herein.

                                        6. INTERCOMPANY DEBT OBLIGATIONS:
                                        i) Obligations of the Borrower Group
                                        owing to CBII or any Non-Borrower Group
                                        subsidiary will be converted into
                                        equity, excluding however, a portion of
                                        such intercompany debt obligations in an amount acceptable to the Lenders. Any obligations that are not converted into equity will have a maturity date of at least ten years, will be non-cash interest (paid-in-kind until maturity), and will be deeply subordinated on terms acceptable to the Lenders.
                                        ii) All claims of every kind (including
                                        PACA claims) by CIL or its subsidiaries
                                        against Chiquita Brands or its U.S.
                                        subsidiaries will be deeply subordinated on terms acceptable to the Lenders.
                                        iii) All claims of every kind (including
                                        PACA claims) by Compania Bananera
                                        Atlantica Limitada and certain of its
                                        Costa Rican affiliates against Chiquita
                                        Brands and its U.S. subsidiaries or CIL
                                        will be deeply subordinated on terms
                                        acceptable to the Lenders.

                                        7. MINIMUM BORROWER GROUP LIQUIDITY: At
                                        closing, the Borrower Group will
                                        maintain minimum liquidity of at least
                                        $25,000,000. Minimum liquidity will mean the sum of (i) excess availability (based on the Revolver Borrowing Base Amount defined by FCC under the Revolver) plus (ii) unencumbered cash and short-term investments on a consolidated basis in excess of $20,000,000.

                                        8. AFFILIATE SALES CONTRACTS: All sales
                                        contracts between Chiquita Brands and
                                        its subsidiaries with Chiquita Brands
                                        and any of its subsidiaries that are
                                        subject to the benefits of the PACA
                                        Trust will be required to have payment
                                        terms of 31 days or more and include
                                        appropriate waivers/language necessary
                                        to effect the exclusion of all
                                        underlying sales transactions from
                                        qualifying for treatment under PACA
                                        Trust regulations.

JANUARY 15, 2001

                                        9. LICENSE AGREEMENT: Chiquita Brands
                                        and CBII will enter into a license
                                        agreement that will restrict CBII's use
                                        of any of the "Chiquita" brands and
                                        trade names and marks and will allow
                                        Chiquita Brands, upon the occurrence of
                                        certain triggering events (to be
                                        defined), to prohibit CBII from using
                                        the "Chiquita" brands and trade names
                                        and marks.

         ASSIGNMENTS
         AND PARTICIPATIONS:            Usual and customary for transactions of
                                        this type.

         SYNDICATION ISSUES:            FCC will manage, in consultation with
                                        the Borrowers, all aspects of the
                                        syndication of the Revolver, including
                                        the selection of lenders, the
                                        determination of when FCC will approach
                                        potential lenders, and the final
                                        allocations among the lenders. The
                                        Borrowers agree to assist FCC actively
                                        in achieving a timely syndication that
                                        is reasonably satisfactory to FCC, such
                                        assistance to include, among other
                                        things, (i) direct contact during the
                                        syndication between the Borrower's
                                        senior officers, representatives and
                                        advisors, on the one hand, and
                                        prospective lenders, on the other hand,
                                        at such times and places as FCC may
                                        reasonably request, (ii) providing to
                                        FCC all financial and other information
                                        available to the Borrowers with respect
                                        to the Borrower Group and the
                                        transactions contemplated herein that
                                        FCC may reasonably request, including
                                        but not limited to financial projections relating to the foregoing, and (iii) assistance in the preparation of a confidential information memorandum and other marketing materials to be used in connection with the syndication.

                                        The Lenders will be entitled to change
                                        the pricing (interest rates and fees),
                                        structure, terms or the amount of the
                                        Facilities if the Lenders determine that such changes are advisable in order to ensure a successful syndication or an optimal credit structure for the Facilities, so long

JANUARY 15, 2001

                                        as the aggregate amount of the
                                        Facilities will not be less than
                                        $85,000,000.

                                        The Borrowers agree that, during the
                                        syndication of the Facilities, the
                                        Borrower Group will not permit any
                                        offering, placement or arrangement of
                                        any competing issues of debt securities
                                        or commercial bank facilities of any of
                                        the Borrower Group subsidiaries that
                                        will have a material impact on FCC's
                                        ability to syndicate the Facilities.

         INDEMNIFICATION:               The Borrowers agree to indemnify and
                                        hold the Lenders, FCC and the other
                                        lenders and their respective
                                        shareholders, directors, agents,
                                        officers, subsidiaries and affiliates
                                        harmless from and against any and all
                                        damages, losses, settlement payments,
                                        obligations, liabilities, claims,
                                        actions or causes of action, and
                                        reasonable costs and expenses incurred,
                                        suffered, sustained or required to be
                                        paid by an indemnified party by reason
                                        of or resulting from the transactions
                                        contemplated hereby except to the extent resulting from the gross negligence or willful misconduct of the indemnified party. In all such litigation, or the preparation therefor, the Lenders, FCC and the other lenders shall be entitled to select their own counsel and, in addition to the foregoing indemnity, the Borrowers agree to pay promptly the reasonable fees and expenses of such counsel.

         EXPENSES:                      Borrowers will pay all fees and expenses
                                        incurred by the Lenders and FCC in
                                        connection with the preparation and
                                        execution of the Facilities. These will
                                        include but not be limited to legal,
                                        syndication, examination of books and
                                        records, appraisals on the equity
                                        interests of Chiquita Processed Foods
                                        and the "Chiquita" brand name, and
                                        direct out-of-pocket expenses.

         GOVERNING LAW:                 State of New York

         DEPOSIT: The Lenders acknowledge that the Borrowers have already remitted to (i) the Lenders work fee

JANUARY 15, 2001

                                        deposits totaling $366,667 ($150,000 in
                                        December, 2000 to FCC and $216,667 to
                                        the Lenders in November, 2000), (ii)
                                        Bingham Dana $220,000 for legal
                                        expenses, and (iii) FCC $80,000 in July,
                                        2000 and $33,333 in November, 2000 for
                                        due diligence and other related
                                        expenses. The work fees paid under (i)
                                        above will be credited against all
                                        closing fees outlined herein at closing
                                        of the Facilities in accordance with the terms of the Letter of Agreement, dated as of January 15, 2001 (as amended and in effect from time to time, the "FEE LETTER"), by and among Chiquita Brands, CIL and the Lenders. Upon the terms and subject to the conditions contained in PARAGRAPH 2(a) of the Fee Letter, the Lenders may be obligated to refund the work fees under (i) above. If, for any reason, the Facilities do not close, Bingham Dana will return to the Borrowers any unused funds under (ii) above. Amounts paid under (iii) above are not refundable.

VI.   DEFINITIONS                       "ADJUSTED EBITDA" will mean the sum of
                                        consolidated Borrower Group EBITDA plus
                                        actual cash Distributions and
                                        Investments received from Non-Borrower
                                        Group subsidiaries (i.e. Great White
                                        Fleet, Chiquita Processed Foods, Produce
                                        Ventures etc.), plus cash interest
                                        income.

                                        "BORROWER GROUP" will include Chiquita
                                        Brands, CIL, the Domestic Revolver
                                        Secured Guarantors, the Chiquita Fresh
                                        European Group, the Chiquita Fresh Latin
                                        American Group, Chiquita Frupac, Inc.,
                                        and other Chiquita Brands subsidiaries
                                        excluding the Great White Fleet and its
                                        subsidiaries, Chiquita Processed Foods
                                        and its subsidiaries, Produce Ventures
                                        and its subsidiaries, and M.M. Holding
                                        Ltd./ Mundimar.

                                        "CHIQUITA FRESH LATIN AMERICAN GROUP"
                                        will mean the following companies and
                                        their subsidiaries:

                                        -   Chile Group: Blue Fish Holdings
                                            Establishment / CILPAC Establishment
                                            and their subsidiaries




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
JANUARY 15, 2001

                                            (excluding Heaton Holdings, Ltd. and
                                            its subsidiaries)
                                        -   Costa Rica Group: Conexpro Inc.
                                            Establishment  and its subsidiaries
                                        -   Colombia Group: Antioquia
                                            Establishment/Bijzondere
                                            Benedenwindse Beleggingen
                                            Establis/Uraba Establishment/Tairona
                                            Establishment/Quindio Establishment
                                            and their subsidiaries
                                        -   Guatemala Group: Banacorp,
                                            S.A./Compania  Agricola San Nicolas,
                                            S.A. and their subsidiaries
                                        -   Honduras Group: Catellia
                                            Ltd./Tropical Traders Ltd./Compania
                                        -   Agricola San Nicolas, S.A. and their
                                            subsidiaries
                                        -   Other: Financiera Agro-Exportaciones
                                            Limitada/Financiera
                                        -   Financiera Agro-Exportaciones
                                            Limitada Agricola Ltd./Chiquita
                                            International Services Group
                                            N.V./Banexpro Ltd./Brundicorpi S.A.
                                            and their subsidiaries

                                        "CHIQUITA FRESH EUROPEAN GROUP" will
                                        mean the following companies and their
                                        subsidiaries:

                                        -   Chiquita Banana Company, B.V.
                                        -   Chiquita (Canada) Inc.
                                        -   Chiquita Compagnie des Bananes
                                        -   Chiquita CR, S.r.o.
                                        -   Chiquita Finland Oy
                                        -   Chiquita Fresh B.V.B.A
                                        -   Chiquita Frupac B.V.
                                        -   Chiquita Italia, S.p.A.
                                        -   Chiquita Packaged Goods Distributing
                                            S.r.l.
                                        -   Chiquita Tropical Fruit Company B.V.
                                        -   B.V. v/h Bruigom en Visser
                                        -   Banafruta-Comercio de Bananas, LDA
                                        -   E.C. van Eeuwijk Bananen B.V.
                                        -   International Banana Ripening
                                            Company N.V.
                                        -   Processed Fruit Ingredients B.V.
                                        -   Spiers N.V.
                                        -   Ter Wal Bananen B.V.

                                        "DISTRIBUTIONS" will mean (i) the
                                        declaration or payment of any dividend
                                        on any shares of capital stock, other
                                        than dividends payable solely in shares
                                        of common stock, (ii) the purchase or



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JANUARY 15, 2001

                                        other retirement of any class of capital stock, (iii) any other distribution on or in respect of any class of capital stock, and (iv) any payment of principal or interest or premium on, or any purchase or other retirement of, any indebtedness required to be subordinated to the Facilities, including intercompany debt obligations of the Borrower Group to any affiliates.

                                        "EXCESS CASH FLOW" will mean the sum of
                                        (i) Adjusted EBITDA, minus capital
                                        expenditures (excluding capital
                                        expenditures funded by Asset Sale
                                        Proceeds, Equity Proceeds, Debt Issuance
                                        Proceeds, Sale and Leaseback
                                        Transactions, and insurance claims and
                                        refunds not required to prepay the
                                        Facilities as detailed herein), minus
                                        cash taxes, plus or minus changes to
                                        working capital, minus (ii) Fixed
                                        Charges plus $2,500,000.

                                        "EXCLUDED SUBSIDIARIES" will mean
                                        Chiquita Processed Foods and its
                                        subsidiaries, Chiquita Frupac, Inc. and
                                        its subsidiaries, Produce Ventures, Inc.
                                        and its subsidiaries, and Chiquita
                                        Citrus Packers, Inc. and its
                                        subsidiaries.

                                        "FIXED CHARGES" will mean the sum of
                                        cash interest, plus scheduled principal
                                        payments, including payments on capital
                                        leases (excluding mandatory and
                                        voluntary prepayments), plus actual cash
                                        Distributions and Investments made by
                                        the Borrower Group to CBII and
                                        Non-Borrower Group subsidiaries as
                                        permitted herein.

                                        "FIXED CHARGE COVERAGE RATIO" will mean
                                        the sum of (i) Adjusted EBITDA, minus
                                        capital expenditures (excluding capital
                                        expenditures funded by Asset Sale
                                        Proceeds, Equity Proceeds, Debt Issuance
                                        Proceeds, Sale and Leaseback
                                        Transactions, and insurance claims and
                                        refunds not required to prepay the
                                        Facilities as detailed herein), minus
                                        cash taxes, divided by (ii) Fixed
                                        Charges.

JANUARY 15, 2001

                                        "INDEBTEDNESS" will mean indebtedness
                                        for borrowed money evidenced by notes,
                                        bonds, debentures and any other similar
                                        instruments, letters of credit, capital
                                        lease obligations, all obligations for
                                        the deferred purchase price of property, guarantees of other Indebtedness, and net exposure under SWAPS and other derivative products.

                                        "INTEREST COVERAGE RATIO" will mean
                                        EBITDA to Net Cash Interest Expense
                                        (cash interest expense less cash
                                        interest income).

                                        "INVESTMENTS" will mean (i) any loan,
                                        advance or extension of credit
                                        (including guarantees), (ii) any capital contribution or purchase of capital stock or other securities evidencing ownership interests, and (iii) any acquisition of property or assets other than upon full payment in cash at fair market value.

                                        "MATERIAL DEFAULT" will be defined as
                                        payment defaults, financial covenant
                                        defaults, certain negative covenant
                                        defaults (to be determined),
                                        cross-payment defaults,
                                        cross-acceleration to other Indebtedness for borrowed money, and bankruptcy events.

                                        "NET WORTH" will mean total
                                        shareholders' equity as reported on the
                                        Company's financial statements.

                                        "NON-BORROWER GROUP" will mean CBII and
                                        all of its subsidiaries and affiliates
                                        that are not part of the Borrower Group.



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